UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2022

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2022, Team, Inc. (the “Company”) entered into Amendment No. 7 (the “Amendment No. 7”) to that certain Unsecured Term Loan Credit Agreement, dated as of November 9, 2021 (as amended on November 30, 2021, December 6, 2021, December 7, 2021, December 8, 2021, February 11, 2022 and May 6, 2022, and as further amended from time to time, the “Subordinated Term Loan Credit Agreement”) among the Company, as borrower, the lenders from time to time party thereto (including Corre Credit Fund, LLC) (collectively, the “Lenders”) and Cantor Fitzgerald Securities, as agent. Amendment No. 7, among other things, (i) extends the availability period under which the Company may borrow an aggregate amount of up to $10.0 million in subordinated delayed draw terms loans (the “February 2022 Delayed Draw Term Loans”) from the Lenders such that the end of the availability period is extended from June 30, 2022 to October 31, 2022, (ii) allows the Company to make up to two draws under the February 2022 Delayed Draw Term Loans; provided that the first draw must be in an amount not less than $5.0 million and (iii) requires the Company pay an extension fee to the Lenders if the February 2022 Delayed Draw Term Loans are not drawn in full, subject to certain conditions.

The foregoing summary of Amendment No. 7 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 7, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

10.1	Amendment No. 7 to Subordinated Term Loan Agreement, dated June 28, 2022, by and among the lenders party thereto, and Cantor Fitzgerald Securities, as agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Administration, Chief Legal Officer and Secretary
Dated: June 30, 2022